Lincoln Variable Insurance Products Trust
Lincoln S&P 500 Buffer Fund Feb Lincoln S&P 500 Ultra Buffer Fund Feb (each a “Fund”, collectively the “Funds”)
Supplement Dated February 10, 2023 to each Fund’s Prospectus and Summary Prospectus Dated May 1, 2022
This Supplement provides information about the Funds. You may obtain a copy of each Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or Summary Prospectus (“Prospectus”).
As described in each Fund’s Prospectus, an investment in shares of a Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in each Fund for an Outcome Period. Each Fund’s next Outcome Period is the one-year period February 17, 2023 to February 16, 2024. The Outcomes for the Funds will be based upon the S&P 500 Price Return Index (“Index”). As of February 10, 2023, each Fund’s Cap is set forth below:

Fund Name	Estimated Cap Range
Lincoln S&P 500 Buffer Fund Feb	14.64% to 20.99% before Fund expenses (13.94% to 20.29% after Fund expenses for Standard Class) (13.59% to 19.94% after Fund expenses for Service Class)
Lincoln S&P 500 Ultra Buffer Fund Feb	9.89% to 14.65% before Fund expenses (9.19% to 13.95% after Fund expenses for Standard Class) (8.84% to 13.60% after Fund expenses for Service Class)
Each Fund's Cap will be finally determined on the Commencement Date. A supplement to each Fund's Prospectus will be filed on or about the Commencement Date to provide each Fund's actual Cap information.
Please keep this Supplement with your Prospectus and other important records.